Accumulated Other Comprehensive Loss (Tables)	12 Months Ended
Sep. 30, 2013
Accumulated Other Comprehensive Loss
Schedule of components of accumulated other comprehensive loss, net of income taxes

	2013	2012
Cumulative foreign currency translation adjustments	$2,231	$2,911
Change in fair value of swaps	(15,813)	(21,505)

Total	$(13,582)	$(18,594)